EXHIBIT 10.1

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                         Name of Investor (please print)


                          STOCK SUBSCRIPTION AGREEMENT


FOCUS Enhancements, Inc.
800 West Cummings Park
Suite 4500
Woburn, Massachusetts  01801

Attention:  Thomas L. Massie, Chief Executive Officer


Gentlemen:

         1. Subscription. Subject to the terms and conditions hereof, the undersigned (the "Investor") hereby irrevocably subscribes for and agrees to purchase __________ shares (the "Securities") of Common Stock of FOCUS Enhancements, Inc., a Delaware corporation (the "Company") at a price of $4.12 per share. The Investor tenders herewith good funds in the amount of $______________ payable to the Company by certified check or wire transfer. The issuance of the Securities to the Investor is pursuant to an offering of up to 243,000 shares of Common Stock to accredited investors only (the "Offering").

         2. Acceptance of Subscription. The Investor understands and agrees that this subscription is made subject to the unconditional right of the Company to reject any subscription, in whole or in part, for any reason whatsoever.

         3.  Representations  and  Warranties of the  Undersigned.  The Investor
understands and acknowledges that the Securities are being offered and sold under one or more of the exemptions from registration provided for in Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), including Regulation D promulgated thereunder, and any applicable state securities laws. The Investor is purchasing the Securities without being offered or furnished any formal offering literature or prospectus other than the Company's periodic reports (the "Offering Materials") filed pursuant to the Securities Act of 1934, as amended (the "Exchange Act"). The Investor understands that this transaction has not been reviewed and approved by the Securities and Exchange Commission (the "SEC") or by any state regulatory authority. All documents pertaining to this investment have been made available to the Investor and his representatives, and that the books and records of the Company are available upon reasonable notice for inspection by the Investor during reasonable business hours at the Company's principal place of business.




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                  3.1.  Suitability.  The Investor  confirms that he understands and has fully considered the risks of this investment and understands that (i) this investment is suitable only for an investor who is able to bear the economic consequences of losing his entire investment, (ii) the purchase of the Securities is a speculative investment which involves a high degree of risk, and
(iii) there are substantial restrictions on the transferability of, and there will be no immediate public market for, the Securities, and accordingly, it may not be possible for him to liquidate his investment in case of emergency. The Investor's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and the Investor's investment in the Company will not cause such overall commitment to become excessive.

                  3.2 Lack of Liquidity.  The Investor  confirms that he is able
(i) to bear the economic risk of this investment, and (ii) to hold the Securities for an indefinite period of time. The Investor has sufficient liquid assets so that the illiquidity associated with this investment will not cause any undue financial difficulties or affect the undersigned's ability to provide for his current needs and possible financial contingencies, and that his commitment to all speculative investments is reasonable in relation to his net worth and annual income.

                  3.3 Knowledge and Experience. The Investor has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of this investment and of making an informed investment decision.

                   The investor is an "accredited investor" as defined in Rule 501 of Regulation D of the Securities Act and, if an individual, has a net worth in excess of $1,000,000 or annual income in excess of $200,000 in each of 1993 and 1994 and reasonably expects such income to be in excess of $200,000 for 1995.

                  3.4 Access to Management. The Investor confirms that, in making his decision to purchase the Securities, he has relied solely upon independent investigations made by him, and that he has been given the opportunity to ask questions of, and to receive answers from, management and other persons acting on behalf of the Company concerning the Company and the terms and conditions of this offering.

                  3.5 Investment Intent. The Securities are being acquired by the undersigned solely for his own personal account, for investment purposes only, and not with a view to, or in connection with, any resale or distribution thereof. The Investor has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person the Securities for which he hereby subscribes, or any part thereof, or any interest therein or any rights thereto. The Investor has no present plans to enter into any such contract, undertaking, agreement or arrangement. The Investor must bear the economic risk of the investment for an indefinite period of time because the Securities have not been registered under the Securities Act and applicable state securities laws and, therefore, cannot be sold unless they are subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available.

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                   3.6  Restrictive   Legend.   The  Investor  consents  to  the
placement of a restrictive legend on the certificate(s) for the Securities as required by applicable securities laws.

         4. Registration Rights. The Company hereby grants the following registration rights with respect to the Securities.

                  4.1 "Piggy-Back" Registrations. For a period of nine (9) months from the date hereof, if at any time the Company shall determine to register in a public offering for its own account (and not the account of selling stockholders) under the Securities Act any of its Common Stock, it shall send to the Investor written notice of such determination and, if within 15 days after receipt of such notice, the Investor shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Securities such holder requests to be registered. This right shall not apply to a registration of shares of Common Stock on Form S-4 or Form S-8 (or their then equivalents) relating to shares of Common Stock to be issued by the Company in connection with any acquisition of any entity or business, or shares of Common Stock issuable in connection with any stock option or other employee benefits plan, respectively. In addition, the right shall not apply to the Form SB-2 Registration Statement, File Number 33-80033, filed with the SEC on December 5, 1995.

                   If, in connection with any offering involving an underwriting of Common Stock to be issued by the Company for the account of the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in any such registration statement because, in its judgment, such limitation is necessary to effect any orderly public distribution of the Common Stock and to maintain a stable market for the securities of the Company, then the Company shall be obligated to include in such registration statement only such limited portion (which may be none) of the Securities with respect to which the Investor and all other selling stockholders have requested inclusion thereunder.

                  4.2 Required Registration. Commencing nine (9) months from the date of completion of the Offering, the Company will use its best efforts to effect qualification and registration of the Securities under the Securities Act on Form S-3, or any similar form promulgated by the SEC; provided, however, that the Company may in its discretion delay such registration for up to 90 days based on market conditions and disclosure requirements. The Company shall not be required to effect a registration pursuant to this Section 4.2 unless the market value of all securities to be sold in any such registration by all selling stockholders shall be estimated to be at least $500,000 at the time of filing of such registration statement. The Company shall not be required to effect more than one registration pursuant to this Section 4.2 for the benefit of all investors participating in the Offering.

                  4.3 Expenses. In the case of a registration under Sections 4.1 and 4.2, the Company shall bear all costs and expenses of each such registration, including, but not limited to, printing, legal and accounting expenses, SEC and NASD filing fees and all related "Blue Sky" fees and expenses; provided, however, that the Company shall have no obligation to pay or otherwise bear any portion of the underwriters' commissions or discounts attributable to the

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Securities  being  offered and sold by the  Investor or the fees and expenses of any counsel for the Investor in connection with any registration of the Securities.

                  4.4 Lock-Up Agreement. The Investor agrees not to sell, pledge, transfer or otherwise dispose of, or grant any option or purchase right with respect to, any shares of capital stock then owned by him and not otherwise offered in the public offering, or engage in any short sale, hedging transaction or other derivative security transaction involving the Securities, or other shares of Common Stock of the Company held by him, for a period of nine (9) months from the date hereof.

                  4.5 Expiration of Registration Rights. The obligations of the Company under this Section 4 to register the Securities shall expire and terminate at such time as the Investor shall be entitled to sell such securities without restriction and without a need for the filing of a registration statement under the Securities Act, including, without limitation, for any resales of restricted securities made pursuant to Rule 144 as promulgated by the SEC, or a sale made pursuant to Sections 4(1) and/or 4(2) under the Securities Act.

         5. Transferability. The undersigned agrees not to transfer or assign this Agreement, or any of his interest herein, and further agrees that the assignment and transfer of the Securities acquired pursuant hereto shall be made only in accordance with all applicable laws. The registration rights provided in
Section 4 are personal to the Investor and are not transferable without the prior consent of the Company.

         6. Miscellaneous. This Agreement constitutes the entire Agreement between the parties relative to the subject matter hereof, and supersedes all proposals or agreements, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. No provision of this Agreement shall be waived, amended, modified, superseded, canceled, terminated, renewed or extended except in a written instrument signed by the party against whom any of the foregoing actions is asserted. Any waiver shall be limited to the particular instance and for the particular purpose when and for which it is given. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way effect the validity, legality or enforceability of any other provision of this Agreement. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the Commonwealth of Massachusetts. All notices provided for in this Agreement shall be given in writing and shall be effective when either served by personal delivery, express overnight courier service, electronic facsimile transmission, or by first class mail, postage prepaid, addressed to the parties at their respective addresses herein set forth, or to such other address or addresses as either party may later specify by written notice to the other. This Agreement may be executed in duplicate counterparts, which, when taken together, shall constitute one instrument and each of which shall be deemed to be an original instrument.

         7. Continuing Effect of Representations, Warranties and Acknowledgments. The representations and warranties of the Investor contained in
Section 3 are true and accurate as of the date of this Subscription Agreement and shall be true and accurate as of the date of delivery

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to  and  acceptance  by  the  Company,  and  shall  survive  such  delivery  and
acceptance.   If  in  any   respect   such   representations,   warranties   and
acknowledgments shall not be true and accurate prior to such delivery and acceptance, the undersigned Investor shall give immediate written notice of such fact to the Company and to his purchaser representative(s), if any, specifying which representations and warranties and acknowledgments are not true and accurate and the reasons therefor.

         IN WITNESS WHEREOF, the undersigned has hereby executed this Stock Subscription Agreement as of this _____ day of _______________, 1995.


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Signature of Investor                    Street Address

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Print Name of Investor                   City or Town

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                                         State                      Zip Code

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Social Security Number                   Telephone Number


         The Company hereby accepts the foregoing Subscription Agreement, subject to the terms and conditions set forth herein, as of this _____ day of _______________, 1995.

                                       FOCUS ENHANCEMENTS, INC.

                                       By:_________________________________

                                       Its:_________________________________


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